ALPINE INNOVATORS FUND

A SERIES OF ALPINE SERIES TRUST

SUPPLEMENT DATED JANUARY 23, 2014
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
DATED FEBRUARY 28, 2013

The Board of Trustees has approved changes to the Alpine Innovators Fund (the “Fund”) to reflect a new investment focus on small capitalization equities and as a result, effective on or about March 31, 2014, the following changes are made to the Summary Prospectus and Prospectus of the Alpine Innovators Fund (the “Fund”).

Change in the Fund’s Name

Alpine Innovators Fund is renamed Alpine Small Cap Fund.

Change in the Fund’s Investment Strategies and Risks

The following sections of the Summary Prospectus and “Summary Section” of the Prospectus are deleted in their entirety and replaced with the following:

Principal Investment Strategies

Under normal circumstances, Alpine Small Cap Fund invests at least 80% of its net assets in the equity securities of small capitalization companies.  The Fund defines small capitalization companies to be companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000 Index, a widely-used benchmark for small capitalization stock performance.  The market capitalization range of the Russell 2000 Index as of January 15, 2014 was $0.16 billion to $5.7 billion.  This range varies daily.  Equity securities usually include common stocks, but also may include preferred stocks, convertible securities, and equity interests in trusts (including real estate investment trusts (“REITs”)), partnerships, and limited liability companies.  The Fund may also invest in securities that are tied to the price of stock, including rights and convertible debt securities.

The Fund uses a “blend” strategy to invest in both growth and value stocks, or in stocks with characteristics of both.  Growth companies are companies that the Adviser believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.  Value companies are companies that the Adviser believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

The Fund may invest up to 30% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.

The Adviser chooses stocks using both quantitative and fundamental research. The Adviser uses quantitative research to identify small capitalization companies selling at the lower end of their historic valuation range, companies with positive earnings, and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy. The Adviser uses fundamental research to learn about a small capitalization company’s operating environment, financial condition, leadership position within its industry, resources and strategic plans.

The Fund generally will sell a security when the Adviser believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy based on percentage of investments in the Fund by the Adviser or principals of the Adviser, which, as of the date of this Prospectus, does not permit investments in IPOs by the Fund) and secondary offerings.

The Fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

Principal Investment Risks

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Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

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Foreign Currency Transactions Risk — Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

•
Foreign Securities Risk — The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

•
Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

•
Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

•	Leverage Risk — The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Liquidity Risk — Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•
Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

•
Real Estate Investment Trusts (“REITs”) Risk — REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

•
Small Capitalization Company Risk — Securities of small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

•
Undervalued Stock Risk — The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued.  The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.  By combining both growth and value styles, the Adviser seeks to diversify these risks and lower the volatility, but there is no assurance that this strategy will achieve that result.

The following risk in the section in the Prospectus captioned “More on the Funds’ Investment Strategies, Investments and Risks” is deleted: Innovators Risk (Innovators Fund)

The section in the Summary Prospectus and “Summary Section” of the Prospectus captioned “Performance” is supplemented as follows:

Annual Total Returns

The Fund’s annual total returns prior to March  31, 2014 as reflected in the bar chart and the table are the returns of the Fund that followed different investment strategies under the name “Alpine Innovators Fund.”

Change in the Fund’s Benchmark

The Fund’s primary benchmark against which it measures its performance, the Russell 3000 Index, is replaced with the Russell 2000 Index.  The Adviser believes that the Russell 2000 Index more accurately reflects the investment strategy of the Fund.  For the one-, five- and since inception periods ended December 31, 2013, the average annual total returns for the Russell 2000 Index were 38.2%, 20.0% and 9.95%1, respectively.

The section of the Summary Prospectus and the “Summary Section” of the Prospectus captioned “Management – Portfolio Managers” is supplemented as follows:

Portfolio Manager

Mr. Michael T. Smith, portfolio manager of the Adviser, and Peter Belton, portfolio manager of the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have both managed the Fund since on or about March 31, 2014.

The section of the Prospectus captioned “Management of the Funds – Portfolio Managers” is supplemented as follows:

Michael T. Smith and Peter Belton replace Samuel A. Lieber and Stephen A. Lieber as the co-portfolio managers of the Fund.

Michael T. Smith
(Small Cap Fund)

Michael T. Smith joined the Adviser in 2013, bringing 20 years of investment management experience.  Most recently, he spent 16 years working on small cap core and small cap value products at Lord, Abbett & Co. LLC where he became Partner and Director in 2002. He was also the lead portfolio manager of Lord Abbett Small Cap Blend Fund.  Prior to Lord Abbett, Mr. Smith was an analyst at Laifer Capital Management and Capital Management Associates.  Mr. Smith received a Bachelor’s degree in Accounting from California State University, Fullerton, and received his M.B.A. from The Stern School of Business at New York University in 1994.

1	The since inception number for the index is for the period from January 31, 1995 through December 31, 2013.

Peter Belton
(Small Cap Fund)

Peter Belton joined the Adviser in 2013, bringing 20 years of investment management experience.  Prior to joining the Adviser, Mr. Belton worked at Lord, Abbett & Co. LLC where he was responsible for generating and researching small cap positions for Lord Abbett Small Cap Blend Fund. Previously he worked at Prime Mover Capital where he was a the founder and managing member who set the investment strategy and managed a portfolio for a small cap long-short hedge fund. He has extensive experience with researching and generating small cap ideas for the investment team at various other investment management firms, including Downtown Associates, Crabbe Huson, Capital Management Associates and Tiger Management.  Mr. Belton received his Bachelor’s degree in Economics from Kenyon College and received his M.B.A. from the University of North Carolina, Chapel Hill.  He is a Chartered Financial Analyst.

No shareholder approval is required to implement the changes described in this Supplement.  Shareholders retain the right to redeem their shares at any time.

Please retain this Supplement for future reference.